RYDEX VARIABLE TRUST

Supplement dated July 23, 2008 to the

CLS Funds Prospectus dated May 1, 2008

This Supplement provides new and additional information beyond that contained in the Rydex Variable Trust CLS Funds Prospectus dated May 1, 2008 (the “Prospectus”) and should be read in conjunction with the Prospectus.

Under the heading “Fund Fees and Expenses,” the “Total Other Expenses” line item amount has been adjusted to correct an inadvertent overstatement of the Funds’ total other expenses paid.  A revised “Fund Fees and Expenses” table reflecting the adjustment is included below.  The amounts listed under “Example” have also been revised to reflect the adjustment to the Funds’ total other expenses.

	AMERIGO FUND		CLERMONT FUND		BEROLINA FUND
SHAREHOLDER FEES (fees paid directly from your investment)	N/A		N/A		N/A
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
MANAGEMENT FEES	0.90%		0.90%		0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES	NONE	(1)	NONE	(1)	NONE	(1)
TOTAL OTHER EXPENSES	1.04%		1.16%		1.17%
OTHER EXPENSES	0.73%		0.74%		0.72%
ACQUIRED FUND FEES AND EXPENSES	0.31	%(2)	0.42	%(2)	0.45	%(2)
TOTAL ANNUAL FUND OPERATING EXPENSES	1.94%		2.06%		2.07%

(1)                                The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may bear an annual 12b-1 fee of up to 0.25%.  However, no such fee is currently charged to the Fund and no such fees will be charged prior to May 1, 2009.  For more information, see “Distribution Plan” in the Prospectus.

(2)                                As a shareholder in certain funds (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds.  “Acquired Fund Fees and Expenses” are estimated for the current year and are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year.  “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the Examples reflect your costs based on these assumptions.

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AMERIGO	$197	$609	$1,047	$2,264
CLERMONT	$209	$646	$1,108	$2,390
BEROLINA	$210	$649	$1,114	$2,400

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VTCLS-1-SUP